SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2004

COMCAST CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-50093 (Commission File Number)	27-0000798 (IRS Employer Identification No.)

1500 Market Street, Philadelphia, PA (Address of principal executive offices)	19102-2148 (Zip Code)

Registrant's telephone number, including area code (215) 665-1700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company hereby files the following forms of document which will be used to evidence a stock option or restricted stock grant made to a director or named executive officer under the specified Company plan. These forms of document are attached hereto pursuant to paragraph (c) of Item 9.01 of Form 8-K as Exhibits 10.1 through 10.7.

Directors:

        Grant Document under 2002 Stock Option Plan.

1.	Non-Qualified Stock Option.

Named Executive Officers:

        Grant Documents under 2002 Restricted Stock Plan.

1.	Restricted Stock Award.

2.	Restricted Stock Unit Award.

        Grant Documents under 2002 Stock Option Plan.

1.	Non-Qualified Option (nine year and six month vesting).

2.	Non-Qualified Option (five year vesting).

        Grant Documents under 2003 Stock Option Plan.

3.	Non-Qualified Option (nine year and six month vesting).

4.	Non-Qualified Option (five year vesting).

These forms of grant document contain all of the material terms and conditions of any stock option or restricted stock grant, other than the date of grant, the number of shares or units subject to the grant and (in the case of a stock option grant) the exercise price per share. Under current Company policy, a stock option granted to a named executive officer will contain the following vesting terms: as to an option with respect to 50,000 or fewer shares, five year vesting; and as to an option with respect to more than 50,000 shares, five year vesting as to one-half of the number of shares and nine year and six month vesting as to one-half the number of shares.

ITEM 8.01. OTHER EVENTS

        Exhibit 99.1 to this Current Report on Form 8-K gives effect to presenting our content operations as a reportable segment in Note 14 to our Consolidated Financial Statements for the Years Ended December 31, 2003, 2002 and 2001. Beginning in the first quarter of 2004, although they do not meet the quantitative disclosure requirements of SFAS No. 131, “Disclosures About Segments of an Enterprise and Related Information,” we elected to separately disclose our content businesses as a reportable segment. These revised consolidated financial statements present all periods on a basis comparable to our 2004 segment reporting. Our content segment consists of our national networks E! Entertainment, Style Network, The Golf Channel, Outdoor Life Network and G4techTV (formerly G4).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(b) FINANCIAL INFORMATION

Pursuant to paragraph (b) (1) of Item 7 of Form 8-K, Comcast is furnishing financial information in Exhibit 99.1.

(c) EXHIBITS

10.1	Comcast Corporation Directors’ Non-Qualified Stock Option Grant Document under the 2002 Stock Option Plan.

10.2	Comcast Corporation Named Executive Officers’ Restricted Stock Award Grant Document under the 2002 Restricted Stock Plan.

10.3	Comcast Corporation Named Executive Officers’ Restricted Stock Unit Award Grant Document under the 2002 Restricted Stock Plan.

10.4	Comcast Corporation Named Executive Officers’ Non-Qualified Option (with nine year and six month vesting) Grant Document under the 2002 Stock Option Plan.

10.5	Comcast Corporation Named Executive Officers’ Non-Qualified Option (with five year vesting) Grant Document under the 2002 Stock Option Plan.

10.6	Comcast Corporation Named Executive Officers’ Non-Qualified Option (with nine year and six month vesting) Grant Document under the 2003 Stock Option Plan.

10.7	Comcast Corporation Named Executive Officers’ Non-Qualified Option (with five year vesting) Grant Document under the 2003 Stock Option Plan.

99.1	Comcast Corporation consolidated financial statements for the years ended December 31, 2003, 2002 and 2001.

99.2	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 21, 2004	COMCAST CORPORATION

/s/ Lawrence J. Salva

Lawrence J. Salva Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)